UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report:
September 15, 2006

Maine & Maritimes Corporation
(Exact name of registrant as specified in its charter)

ME	333-103749	30-0155348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

PO Box 789		04769
(Address of principal executive offices)		(Zip Code)

207 760 2499
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Maine & Maritimes Corporation files amendment on Form 10-K/A

In response to comments raised by the Staff of the Securities and Exchange Commission, Maine & Maritimes Corporation (AMEX: MAM) filed a Form 10-K/A on September 13, 2006. This amendment included the following changes:
•	Schedule I, Condensed Financial Information of Registrant, was added to the Form 10-K. This Schedule presents the information of the parent company on a stand-alone basis.
•	The word “unaudited” was removed from the Maine Yankee and MEPCO information included in the Investments in Associated Companies, Note 5, page 71.
•	Language was added to Note 10, Benefit Programs, page 81, to clarify the basis for the rate of return on plan assets used for the Maine Public Service Pension Plan.
•
The disclosures included in Item 9A, Controls and Procedures, Evaluation of disclosure controls and procedures, were expanded to comply with Item 307 of Regulation S-K, and Exchange Act Rule 13a-15(e).

•
The language of Exhibits 31.1 and 31.2 was updated to conform to SEC Release No 33-8238, Management’s Reports on Internal Control Over Financial Reporting and Certification of Disclosure in Exchange Act Periodic Reports, Section III.

•
The dates for the letters of consent included in Exhibit 23 were updated to September 8, 2006, and the date of the filing, included in Exhibits 31 and 32 and the Signatures page, was updated to September 13, 2006.

In addition to the changes based on SEC comments, two errors were corrected in Note 7, Accumulated Other Comprehensive Income (Loss), on page 74:

•
In the first paragraph of this Note, the disclosure regarding the Finance Authority of Maine (“FAME”) Notes originally read “1998 Taxable Elective Rate Stabilization Revenue Notes,” and was corrected to read “1998 Taxable Electric Rate Stabilization Revenue Notes.”

•
In the second paragraph of this Note, the description of Maine Public Service Company’s common equity floor established in MPUC Docket No. 2002-676 was originally described as “48 percent of common equity rates.” This has been amended to read “48 percent of total capital” to conform to the language in the MPUC Order.

None of these changes impacted the reported consolidated statements of operations, consolidated balance sheets or consolidated cash flow statements, as reported in the 2005 Form 10-K. Apart from the foregoing changes, no attempt was made to modify or update disclosures in the original report on Form 10-K which was filed on March 24, 2006. The Form 10-K/A does not reflect events occurring after the filing of the original Form 10-K or modify or update any related disclosures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2006
MAINE & MARITIMES CORPORATION
By: /s/ Michael I. Williams
Michael I. Williams
Senior Vice President & COO